SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 17, 2020

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Rockefeller Place, 20th Floor, Suite 83 New York, New York New York, NY 10111	10111
(Address of principal executive offices)	(Zip Code)

(212) 751-0001

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2020, AXIM Biotechnologies, Inc., a Nevada corporation (“AXIM”) entered into a Share Exchange Agreement (“Agreement”) with Sapphire Biotech, Inc., a Delaware corporation (“Sapphire”) and all of the Sapphire stockholders (collectively, the “Sapphire Stockholders”). Following the closing of the transaction, Sapphire will become a wholly owned subsidiary of AXIM.

Under the terms of the Agreement, AXIM intends to: (i) acquire 100% of Sapphire’s outstanding capital (consisting of 100,000,000 shares of common stock and zero (0) shares of Preferred Stock); and (ii) assume all of the outstanding debt of Sapphire. The outstanding debt includes two (2) convertible notes in the principal amounts of $310,000 and $190,000, respectfully.

Pursuant to the terms of the Share Exchange Agreement, AXIM acquired 100% of the issued and outstanding shares of Sapphire by means of a share exchange with the Sapphire Stockholders in exchange for 54,000,000 newly issued shares of the common stock of AXIM (the “Share Exchange”). As a result of the Share Exchange, Sapphire became a 100% owned subsidiary of AXIM, which on a going forward basis will result in consolidated financial reporting by AXIM to include the results of Sapphire. The closing of the Share Exchange occurred concurrently with entry into the Share Exchange Agreement (the “Closing”).

As a condition of the Share Exchange, certain Sapphire Stockholders (each a “Sapphire Management Stockholder”) executed agreements which contain certain lock-up and leak out restrictions (the “Lock-up Agreement(s)”) on the AXIM securities (the “Lock-up Securities”) they acquired in the Share Exchange.

Pursuant to the Lock-up Agreements:

•a Sapphire Management Stockholder may sell the Lock-up Securities at any time following the 1-year anniversary and prior to the 2-year anniversary of the Closing, provided that the Management Sapphire Stockholder does not sell securities in an amount greater than 2.5% of the daily volume times a percentage equal to the Management Sapphire Stockholder’s pro rata share of the aggregate shares owned by the Sapphire Management Stockholders as a group on any given trading day.

•a Sapphire Management Stockholder may sell the balance of the Lock-up Securities at any time following the 2-year anniversary and prior to the 3-year anniversary of the Closing, provided that the Management Sapphire Stockholder does not sell securities in an amount greater than 5.0% of the daily volume times a percentage equal to the Management Sapphire Stockholder’s pro rata share of the aggregate shares owned by the Sapphire Management Stockholders as a group on any given trading day.

•the Lock-up Agreements expire on the third anniversary of the Closing and a Sapphire Management Stockholder may sell the balance of any Lock-up Securities at any time following the 3-year anniversary of the Closing.

A form of Lock-up Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Share Exchange Agreement also includes customary representations, warranties and covenants by the parties, including, but not limited to, representations by Sapphire related to its business, by the Sapphire Stockholders related to their right, title and interest in their shares of Sapphire and accredited investor status, and by AXIM related to its capitalization and its authority to enter into the agreement.

The 54,000,000 newly issued shares of AXIM common stock issued to the Sapphire Stockholders shall constitute approximately 45.43% of the number of shares of the issued and outstanding common stock of AXIM after giving effect to the Share Exchange. The shares of common stock of AXIM issued and outstanding immediately prior to the Closing will remain issued and outstanding. As a result of the Share Exchange, AXIM will acquire the business of Sapphire, which includes all assets owned by Sapphire.

Sapphire is a research and development company that aims to improve global cancer care through the development of proprietary therapeutics for inhibiting cancer growth and metastasis.

The foregoing descriptions of the Share Exchange Agreement and form of Lock-up Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Share Exchange Agreement and form of Lock-up Agreement, copies of which are filed as Exhibits 2.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the shares of AXIM’s common stock upon consummation of the Share Exchange is exempt from registration under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions from the registration requirements of the Act in transactions not involved in a public offering pursuant to Section 4(a)(2) of the Act and Rule 506(b) of Regulation D, as promulgated by the SEC thereunder.

Item 7.01 Regulation FD Disclosure.

A press release announcing the Share Exchange is furnished with this report as Exhibit 99.1.

In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement, dated as of March 17, 2020 by and among AXIM Biotechnologies, Inc., Sapphire Biotech, Inc. and its stockholders.

10.1	Form of Lock-up Agreement

99.1	March 18, 2020, Press Release announcing the Share Exchange

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in AXIM’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. AXIM assumes no obligation to update any forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: March 18, 2020	By:	/s/ John W. Huemoeller II
John W. Huemoeller II
President and Director Principal Executive Officer